SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2012

USA SYNTHETIC FUEL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54044	13-3995258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

312 Walnut Street, Suite 1600
Cincinnati, Ohio 45202
(Address of Principal Executive Offices, Zip Code)

(513) 762-7870
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 24, 2012, USA Synthetic Fuel Corporation, a Delaware corporation (the “Company”), entered into a $35 million debt financing transaction with Third Eye Capital Corporation (“Third Eye”), pursuant to a series of transactions among the Company, its affiliates and Third Eye.  In connection with such transactions, the Company issued 3.6 million shares of common stock of the Company (“Common Stock”) to Global Energy, Inc., an Ohio corporation and an affiliate of the Company (“GEI”). The Company used a portion of the proceeds from the debt and equity issuances to purchase approximately 50 million tons of Illinois basin coal resources, reserves and other mineral interests located in Indiana (the “Energy Assets”).  Lima Energy Company, an Ohio corporation and wholly owned subsidiary of the Company (“Lima”) intends to use the balance of the proceeds to purchase land for the project on which Lima plans to develop, own and operate gasification and synthetic energy production facilities (the “Lima Project”), to pay expenses related to continued work on the Lima Project, and for working capital and general corporate purposes.

In connection with these transactions, the Company and Lima entered into certain agreements, described below.

Note Purchase Agreement

On September 24, 2012, the Company entered into a Note Purchase Agreement, dated as of September 24, 2012, by and among the Company, Lima, Third Eye as administrative agent for the holders, and each of the holders of notes from time to time party thereto (the “Note Purchase Agreement”).

Pursuant to the Note Purchase Agreement, Lima issued its 10% senior secured note in the aggregate principal amount of $30 million to Third Eye, as administrative agent for the holders (the “NPA Note”).  The principal amount of the NPA Note is due August 31, 2015 and bears interest at the rate of 10% per annum, payable monthly.  Lima used a portion of the proceeds from the NPA Note to repay the outstanding principal and interest on the GEI Notes.

The Note Purchase Agreement contains restrictive covenants, including, without limitation, limitations on the ability of the Company and Lima to: incur additional debt; enter into speculative or hedging financial instruments; create liens on assets; consolidate, merge or transfer all or substantially all of their assets; engage in transactions with affiliates; make material changes in the nature of the business; make capital expenditures or acquisitions; issue capital stock, options, warrants or other convertible securities; pay dividends or repurchase equity; extend credit; or amend its organizational documents.

The Note Purchase Agreement provides for events of default (subject in certain cases to customary grace and cure periods) which include, among others, nonpayment of principal or interest; breach of covenants or other agreements in the Note Purchase Agreement; defaults in payment of certain other indebtedness; certain events of bankruptcy or insolvency; and certain defaults with respect to the security documents.  Generally, if an event of default occurs, the administrative agent may declare the outstanding principal and accrued interest on the NPA Note immediately due and payable and exercise all rights and remedies available.

In connection with the Note Purchase Agreement, the Company loaned $11 million to Lima (the “Lima Loan”) in return for an unsecured promissory note from Lima in the aggregate principal amount of $11 million.  The note accrues interest at a rate of 0.24% per annum and all interest and principal outstanding are payable on demand.

In accordance with the Note Purchase Agreement, GEI purchased 1.1 million shares of Common Stock from the Company at a price of $10 per share (the “GEI Shares”).  The Company used the $11 million proceeds from the issuance of the GEI Shares to make the Lima Loan.

First Lien Mortgage. In connection with the Note Purchase Agreement and the Purchase and Sale Agreement, Lima and Third Eye, as administrative agent (“First Lien Mortgagee”), entered into a First Lien Amended and Restated Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement, dated as of September 24, 2012 (the “First Lien Mortgage”), pursuant to which Lima granted to First Lien Mortgagee a mortgage on Lima’s rights and interests in the Energy Assets to secure its obligations under the Note Purchase Agreement.

First Lien Security Documents. In connection with the Note Purchase Agreement: (i) the Company also entered into a First Lien Parent Guaranty with Third Eye, as administrative agent for the holders under the Note Purchase Agreement, dated September 24, 2012, pursuant to which the Company guaranteed Lima’s obligations under the Note Purchase Agreement (the “First Lien Parent Guaranty”), (ii) Cleantech Energy Company, a Wyoming corporation and an affiliate of the Company (“CEC”), Cleantech Corporation, a Delaware corporation and an affiliate of the Company (“CC”) entered into a First Lien Subsidiary Guaranty with Third Eye, as administrative agent for the holders under the Note Purchase Agreement, dated September 24, 2012, pursuant to which each of CEC and CC, jointly and severally, guaranteed Lima’s obligations under the Note Purchase Agreement (the “First Lien Subsidiary Guaranty”), and (iii) GEI entered into the First Lien GEI Pledge Agreement with Third Eye, as administrative agent  for the holders under the Note Purchase Agreement, dated as of September 24, 2012, pursuant to which GEI pledged and granted a security interest to the administrative agent in the stock of the Company held by GEI to secure Lima’s obligations under the Note Purchase Agreement.

The foregoing descriptions are qualified in their entirety by reference to the Note Purchase Agreement, the First Lien Parent Guaranty and the First Lien Subsidiary Guaranty, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Unit Purchase Agreement

On September 24, 2012, the Company entered into a Unit Purchase Agreement, dated as of September 24, 2012, by and among the Company, Lima, Third Eye as agent for the unit purchasers, and each of the unit purchasers from time to time party thereto (the “Unit Purchase Agreement”).  Pursuant to the Unit Purchase Agreement, Lima received $2 million in exchange for the issuance by Lima and the Company of a unit (the “Unit”) comprised of (i) a $5,000,000 principal amount 4% subordinated secured convertible note due August 31, 2017 (the “Convertible Note”) issued by Lima to Strative Capital Ltd. (“Strative”) and (ii) a warrant (the “Warrant”) issued by the Company to Strative granting the right to purchase an aggregate of 10,312,500 shares of Common Stock.   The Unit is immediately separable, and when separated, the Convertible Note and the Warrant are separately transferrable.

Except for the Call Right (as defined below), the Convertible Note may not be voluntarily redeemed, prepaid or repurchased without the consent of the administrative agent.  Lima must redeem the Convertible Note upon a change in control of the Company or a sale of substantially all of the Energy Assets.

At any time prior to the business day preceding the day fixed for the redemption of the Convertible Note, if applicable, the holder of the Convertible Note may, at its option, convert all or a portion of the Convertible Note into Common Stock at the conversion price applicable on the date of the conversion.  The initial conversion price is $0.48 per share, subject to adjustment in certain events.  The Convertible Note automatically will be converted into shares of Common Stock upon the sale of all Common Stock for an aggregate value of more than $500,000,000 or the valuation of the Common Stock for ten consecutive trading days of more than $500,000,000, valued by reference to a closing price per share on a national stock exchange or other automated quotation system.

The Warrant has a term of 10 years. The Warrant may be exercised in whole or in part and entitles the holder thereof to purchase 10,312,500 shares of Common Stock at an exercise price of $0.48 per share.  The number of shares for which the Warrant may be exercised and the exercise price are subject to adjustment in certain events.

The Company has the right, at any time prior to a holder exercising its right to convert the Convertible Note or exercise the Warrant, as the case may be, upon 10 days prior notice by the Company, to purchase the Convertible Note and the Warrant from the holder(s) thereof (the “Call Rights”).  The call price is subject to adjustment in certain events.

The Unit Purchase Agreement contains restrictive covenants, including, without limitation, limitations on the ability of the Company and Lima to incur additional debt; enter into speculative or hedging financial instruments; create liens on assets; consolidate, merge or transfer all or substantially all of their assets; engage in transactions with affiliates; make material changes in the nature of the business; make capital expenditures or acquisitions; issue capital stock, options, warrants or other convertible securities; pay dividends or repurchase equity; extend credit; or amend the organizational documents.

The Unit Purchase Agreement provides for events of default (subject in certain cases to customary grace and cure periods) which include, among others, nonpayment of principal or interest; breach of covenants or other agreements in the Unit Purchase Agreement; defaults in payment of certain other indebtedness; certain events of bankruptcy or insolvency and certain defaults with respect to the security documents.  Generally, if an event of default occurs, the administrative agent may declare the outstanding principal and accrued interest on the Convertible Note due and payable.  All provisions regarding remedies in an event of default are subject to the Intercreditor Agreement (as defined below).

Royalty Agreement.  In connection with the Unit Purchase Agreement, Lima, Third Eye, as administrative agent for certain royalty investors, and the royalty investors from time to time party thereto entered into the Royalty Agreement dated as of September 24, 2012 (the “Royalty Agreement”).  Under the Royalty Agreement, Lima will pay to the royalty investors 5% of the annual aggregate gross sales of gas products relating to the first phase of the Lima Project as additional consideration for the debt financing made available to Lima under the Unit Purchase Agreement.  The foregoing description is qualified in its entirety by reference to the Royalty Agreement, which is filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Second Lien Security Documents.  In connection with the Unit Purchase Agreement, (i) Lima and Third Eye, as administrative agent (“Second Lien Mortgagee”), entered into a Second Lien Amended and Restated Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement, dated as of September 24, 2012, pursuant to which Lima granted Second Lien Mortgagee a mortgage on the Mortgaged Property, (ii) the Company entered into a Second Lien Parent Guaranty with Third Eye, as administrative agent  for the investors under the Unit Purchase Agreement, dated September 24, 2012, pursuant to which the Company guaranteed Lima’s obligations under the Unit Purchase Agreement (the “Second Lien Parent Guaranty”), (iii) CEC and CC entered into a Second Lien Subsidiary Guaranty with Third Eye, as administrative agent  for the investors under the Unit Purchase Agreement, dated September 24, 2012, pursuant to which each of CEC and CC, jointly and severally, guaranteed Lima’s obligations under the Unit Purchase Agreement (the “Second Lien Subsidiary Guaranty”), and (iv) GEI entered into the Second Lien GEI Pledge Agreement with Third Eye, as administrative agent  for the investors under the Unit Purchase Agreement, dated as of September 24, 2012, pursuant to which GEI pledged and granted a security interest to the administrative agent in the stock of the Company held by GEI.

Third Lien Mortgage. In connection with the Unit Purchase Agreement and the Royalty Agreement, Lima and Third Eye, as administrative agent (“Third Lien Mortgagee”), entered into a Third Lien Amended and Restated Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement, dated as of September 24, 2012, pursuant to which Lima granted Third Lien Mortgagee a mortgage on the Mortgaged Property.

The foregoing descriptions are qualified in their entirety by reference to the Unit Purchase Agreement, the Second Lien Parent Guaranty and the Second Lien Subsidiary Guaranty, which are filed as Exhibits 4.5, 4.6 and 4.7 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the Unit Purchase Agreement, the Company and Strative entered into a Registration Rights Agreement, dated September 24, 2012 (the “Registration Rights Agreement”) pursuant to which the investors (the “Investors”) holding a majority of the shares of Common Stock issued upon conversion, exercise or exchange of the Convertible Note or the Warrant (the “Registrable Securities”) may request registration under the Securities Act of 1933, as amended (the “Securities Act”), if available.  In addition, whenever the Company proposes to register any of its Common Stock under the Securities Act (other than on Form S-8 or S-4), the Company must include in the registration all Registrable Securities requested to be included by the Investors.  Other than shares of Common Stock the Company desires to register, the Investors have priority over other stockholders of the Company to include the Registrable Securities in any such registration, if available.  All fees and expenses related to the registration are payable by the Company.

The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 4.8 to this Current Report on Form 8-K and incorporated herein by reference.

Purchase and Sale Agreement

On September 24, 2012, the Company, Lima and GEI entered into a Purchase and Sale Agreement, pursuant to which Lima assumed certain liabilities of GEI pursuant to the Assumption Agreement (as defined and described below) and the Company issued 2.5 million shares of Common Stock to GEI in consideration for GEI’s sale of the Energy Assets to Lima (the “Purchase and Sale Agreement”).

In connection with the Purchase and Sale Agreement, Lima assumed all obligations of GEI under: (i) a demand promissory note dated June 5, 2012 in the original principal amount of $14 million payable to the GEI Notes Agent (the “First GEI Note”), (ii) a demand promissory dated September 24, 2012 in the original principal amount of $11 million payable to the GEI Notes Agent (the “Second GEI Note” and together with the First GEI Note, the “GEI Notes”), (iii) the Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by GEI in favor of the GEI Notes Agent, effective June 5, 2012, which was superseded by the First Lien Mortgage (as defined below), and (iv) certain other loan documents ancillary to the First GEI Note and the Second GEI Note.  The GEI Notes were payable on demand and were repaid by Lima on September 24, 2012, as described herein under “ ̶ Note Purchase Agreement”.

The foregoing description is qualified in its entirety by reference to the Purchase and Sale Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Security Agreements

In connection with the Note Purchase Agreement, the Company, Lima, CEC and CC (collectively, the “Grantors”), and Third Eye, as administrative agent  to the holders under the Note Purchase Agreement, entered into a First Lien Security Agreement dated September 24, 2012 (the “First Lien Security Agreement”), pursuant to which the obligations of the Company and Lima under the Note Purchase Agreement are secured by a lien on substantially all of the tangible and intangible assets of the Grantors.

In connection with the Unit Purchase Agreement, Grantors and Third Eye, as administrative agent  to the investors under the Unit Purchase Agreement, dated September 24, 2012 (the “Second Lien Security Agreement”), pursuant to which the obligations of the Company and Lima under the Unit Purchase Agreement are secured by a lien on substantially all of the tangible and intangible assets of the Grantors.

The foregoing descriptions are qualified in their entirety by reference to the First Lien Security Agreement and the Second Lien Security Agreement, which are filed as Exhibits 4.9 and 4.10, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Intercreditor and Subordination Agreements

Intercreditor Agreement

On September 24, 2012, the Company, Lima, GEI, CEC, CC, Harry H. Graves, Third Eye, as administrative agent  to the first lien secured parties, Third Eye, as administrative agent  to the second lien secured parties, and Third Eye, as administrative agent  to the third lien secured parties entered into an Intercreditor and Subordination Agreement dated as of September 24, 2012 (the “Intercreditor Agreement”).  The Intercreditor Agreement establishes the relative priorities and rights of the holders under the Note Purchase Agreement, the investors under the Unit Purchase Agreement and the royalty investors under the Royalty Agreement.

Subordination Agreement

On September 24, 2012, Lima, GEI, Third Eye, as administrative agent  to the noteholders pursuant to the Note Purchase Agreement and Third Eye, as administrative agent  to the investors pursuant to the Unit Purchase Agreement (the “Subordinate Agent”) entered into a Subordination Agreement dated as of September 24, 2012 (the “Subordination Agreement”) pursuant to which GEI agreed that (i) the promissory note effective March 15, 2010 by Lima and payable to GEI in the original principal amount of $38 million and (ii) all other obligations and liabilities of Lima due or payable to GEI are subordinate to the obligations of Lima to the Subordinate Agent.

The foregoing descriptions are qualified in their entirety by reference to the Intercreditor Agreement and the Subordination Agreement, which are filed as Exhibits 4.11 and 4.12, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under the caption “Purchase and Sale Agreement” in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the captions “Note Purchase Agreement”, “Unit Purchase Agreement”, “Security Agreements” and “Intercreditor and Subordination Agreements” in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the transactions pursuant to the Purchase and Sale Agreement and the Unit Purchase Agreement, the Company issued (i) 3.6 million shares of Common Stock to GEI, (ii) a Convertible Note convertible into shares of Common Stock and (iii) a Warrant exercisable for shares of Common Stock, in a transaction that was not registered under the Securities Act. The securities were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act and Section 506 of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers.

On September 24, 2012, in connection with the transactions described in this Current Report on Form 8-K, the Company entered into an employment agreement with Steven C. Vick, pursuant to which Mr. Vick will act as the Company’s President and Chief Executive Officer.  Mr. Vick will receive an annual salary of $277,000 and is eligible for a discretionary annual bonus from the Company.  Under the agreement, Mr. Vick agreed to restrictive covenants in favor of the Company, including non-competition, non-solicitation and non-disparagement covenants.

On September 24, 2012, in connection with the transactions described in this Current Report on Form 8-K, the Company entered into an employment agreement with Harry H. Graves, pursuant to which Mr. Graves will act as the Company’s Chairman of the Board for a 10 year term.  Mr. Graves will receive an annual salary of $240,000 and is eligible for a discretionary annual bonus from the Company.  Under the agreement, Mr. Graves agreed to restrictive covenants in favor of the Company, including non-competition, non-solicitation and non-disparagement covenants.

The foregoing description is qualified in its entirety by reference to the Employment Agreements filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

4.1
Note Purchase Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company, Third Eye Capital Corporation as administrative agent, and the holders of notes party thereto, dated as of September 24, 2012+

4.2
First Lien Parent Guaranty by and between USA Synthetic Fuel Corporation and Third Eye Capital Corporation, as administrative agent  for the holders of notes under the Note Purchase Agreement, dated September 24, 2012

4.3
First Lien Subsidiary Guaranty by and among Cleantech Energy Company, Cleantech Corporation, and Third Eye, as administrative agent for the holders of notes under the Note Purchase Agreement, dated September 24, 2012

4.4
Royalty Agreement by and between Lima Energy Company, Third Eye Capital Corporation, as administrative agent for certain royalty investors, and the royalty investors from time to time party thereto, dated as of September 24, 2012+

4.5
Unit Purchase Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company, Third Eye Capital Corporation as administrative agent, and the unit purcahsers party thereto, dated as of September 24, 2012+

4.6
Second Lien Parent Guaranty by and between USA Synthetic Fuel Corporation and Third Eye Capital Corporation, as administrative agent  for the unit purchasers under the Unit Purchase Agreement, dated September 24, 2012

4.7
Second Lien Subsidiary Guaranty by and among Cleantech Energy Company, Cleantech Corporation, and Third Eye, as administrative agent for the unit purchasers under the Unit Purchase Agreement, dated September 24, 2012

4.8	Registration Rights Agreement by and between USA Synthetic Fuel Corporation and Strative Capital, Ltd., dated as of September 24, 2012
4.9
First Lien Security Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company, Cleantech Energy Company, Cleantech Corporation, and Third Eye Capital Corporation as administrative agent to the holders under the Note Purchase Agreement, dated September 24, 2012+

4.10
Second Lien Security Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company, Cleantech Energy Company, Cleantech Corporation, and Third Eye Capital Corporation as administrative agent to the investors under the Unit Purchase Agreement, dated September 24, 2012+

4.11
Intercreditor and Subordination Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company, Global Energy, Inc., Cleantech Energy Company, Cleantech Corporation, Harry H. Graves and Third Eye Capital Corporation as administrative agent to the first lien secured parties under the Note Purchase Agreement, Third Eye Capital Corporation as administrative agent to the second lien secured parties under the Unit Purchase Agreement, and Third Eye Capital Corporation as administrative agent to the third lien secured parties, dated September 24, 2012

4.12
Subordination Agreement by and among Lima Energy Company, Global Energy, Inc., and Third Eye Capital Corporation as administrative agent to the investors pursuant to the Unit Purchase Agreement, dated as of September 24, 2012

10.1	Purchase and Sale Agreement by and among USA Synthetic Fuel Corporation, Lima Energy Company and Global Energy, Inc., dated as of September 24, 2012
10.2	Employment Agreement by and between USA Synthetic Fuel Corporation and Steven C. Vick, dated September 24, 2012*
10.3	Employment Agreement by and between USA Synthetic Fuel Corporation and Harry H. Graves, dated September 24, 2012*

* Indicates a management contract or compensatory plan or arrangement.

+ The Company has requested confidential treatment of certain information contained in this exhibit. Such information has been filed separately with the Securities and Exchange Commission pursuant to an application by the Company for confidential treatment under 17 C.F.R. § 200.80 (b)(4) and § 240.24b-2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2012

USA Synthetic Fuel Corporation

By: /s/ Steven C. Vick___________
Name: Steven C. Vick
Title: President and CEO